UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 18, 2008

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

423 North Main Street, Middlebury, Indiana		46540
(Address of Principal Executive Offices)		(Zip Code)

(574) 825-5821
(Registrant’s telephone number,
including area code)

N/A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On August 18, 2008, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced that All American Homes and Mod-U-Kraf Homes, both subsidiaries of the Coachmen Housing Group are launching a new initiative to help provide prospective home buyers with more options for the financing of Coachmen’s new homes.

All American Choice Mortgage will offer most types of home mortgages including construction-to-permanent loans to buyers purchasing new All American or Mod-U-Kraf homes through Coachmen’s network of 450 independent builders. A wide variety of customized mortgage plans will be available including options for buyers with more modest credit scores or borrowers with down payments of less than 20%.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following exhibit is furnished as a part of this Report:

99.1  Press Release dated August 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:	August 18, 2008	By:	/s/ Thomas P. Gehl
Thomas P. Gehl, Secretary
Printed Name and Title